Delaware Investments® Family of Funds

Supplement to Statement of Additional Information

On July 18, 2006, Jude T. Driscoll resigned as Chairman, Trustee, Chief Executive Officer and President of the Delaware Investments® Family of Funds (the "Complex"). Mr. Driscoll's resignation is effective August 1, 2006. The following language shall be deleted from the Statement of Additional Information for each Fund in the Complex.

All references to Jude T. Driscoll in the Officers and Trustees chart in the section "Management of the Trust" are hereby deleted. In addition, the reference to Jude T. Driscoll in the chart related to ownership of fund shares in the section "Management of the Trust" is hereby deleted.

This Supplement is dated July 18, 2006.